Important Information Regarding
the Federated Hermes Funds

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES AND PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
On May 14, 2026, the Board of Trustees/Directors (the “Board”) approved a Plan of Conversion for the Class F Shares of the Federated Hermes Funds listed below (the “Funds”), pursuant to which a Fund’s outstanding Class F Shares will be converted into Class A Shares of the Fund at the close of business on or about August 28, 2026 (the “Conversion”). In making its approval, the Board determined that the Conversion of the Class F Shares into Class A Shares is in the best interests of the shareholders of the Class F Shares.
Pursuant to the Plan of Conversion, Class F shareholders of a Fund will automatically receive Class A Shares of such Fund in exchange for their Class F Shares without any fee, load or charge to the shareholder, including any contingent deferred sales charges, at the close of business on or about August 28, 2026.
Any future purchases of Class A Shares will be at the applicable sales load schedule. Shareholders should consult their Fund’s prospectus for additional information regarding Class A sales loads and other expenses.
The Conversion will occur on a tax-free basis, and the cash value of a shareholder’s investment will not change as a result of the Conversion. Class F shareholders will receive Class A Shares with a total dollar value equal to the total dollar value of the Class F Shares owned at the time of conversion.
With respect to each Fund, the Class A Shares into which shareholders will be converted currently offer a substantially similar or lower total net expense ratio, including lower or dormant Rule 12b-1 fees, than the Class F Shares.
No action is required by shareholders to effect the Conversion.
Accordingly, effective August 28, 2026, please delete all references and information relating to the Class F Shares in the Funds’ Summary and Statutory Prospectuses and Statements of Additional Information.

For purposes of this supplement, the “Funds” include the following:
FEDERATED HERMES INVESTMENT SERIES FUNDS, INC.
Federated Hermes Corporate Bond Fund
FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST
Federated Hermes Government Reserves Fund
FEDERATED HERMES MUNICIPAL BOND FUND, INC.
Federated Hermes Municipal Bond Fund, Inc.
FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST
Federated Hermes Municipal High-Yield Advantage Fund
Federated Hermes Ohio Municipal Income Fund
federated hermes fixed income securities, inc.
Federated Hermes Strategic Income Fund
May 18, 2026

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457241 (5/26)
© 2026 Federated Hermes, Inc.